UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

  Date of report (Date of earliest event reported): May 12, 2000 (May 5, 2000)


                       CLEAR CHANNEL COMMUNICATIONS, INC.

             (Exact Name of Registrant as Specified in Its Charter)

             TEXAS                     1-9645                  74-1787536

(State or other jurisdiction        (Commission              (IRS Employer
       of incorporation)            File Number)           Identification No.)


      200 Concord Plaza, Suite 600, San Antonio, Texas                    78216
     (Address of principal executive offices)                        (Zip Code)


  Registrant's telephone number, including area code              (210) 822-2828

ITEM 5.  OTHER EVENTS.

     On May 5, 2000, Jacor Communications, Inc. ('Jacor') merged with and into Clear Channel Communications, Inc., a Texas corporation ('Clear Channel').

     This Current Report on Form 8-K is being filed by Clear Channel as the successor to Jacor in order to report the consummation of the merger and the assumption by Clear Channel of Jacor's reporting obligations under the Securities Exchange Act of 1934.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            CLEAR CHANNEL COMMUNICATIONS, INC.

Date:  May 12, 2000                        By:      /s/ HERBERT W. HILL, JR.
                                                    ---------------------------
                                           Name:    Herbert W. Hill, Jr.
                                           Title:   Senior Vice President and
                                                    Chief Accounting Officer